Exhibit 4.1

APPLE INC.

Officer’s Certificate

Pursuant to Sections 102 and 301 of the Indenture, dated as of November 1, 2024 (the “Indenture”), by and between Apple Inc., a corporation duly organized and existing under the laws of the State of California (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States, as trustee (the “Trustee”), the undersigned officer does hereby certify, in connection with the issuance of (i) $1,500,000,000 aggregate principal amount of 4.000% Notes due 2028 (the “2028 Notes”), (ii) $1,000,000,000 aggregate principal amount of 4.200% Notes due 2030 (the “2030 Notes”), (iii) $1,000,000,000 aggregate principal amount of 4.500% Notes due 2032 (the “2032 Notes”) and (iv) $1,000,000,000 aggregate principal amount of 4.750% Notes due 2035 (the “2035 Notes” and, together with the 2028 Notes, the 2030 Notes and the 2032 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

1.	2028 Notes

Title:	4.000% Notes due 2028

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount.	$1,500,000,000

Original Issue Date:	May 12, 2025

Maturity Date:	May 12, 2028

Interest:	4.000% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2025

Interest Payment Dates:
Interest on the 2028 Notes will be paid semi-annually in arrears on May 12 and November 12, beginning on November 12, 2025, and on the maturity date; provided, that if an Interest Payment Date for the 2028 Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to April 12, 2028, the Issuer may, at its option, redeem the 2028 Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2028 Notes, at a redemption price as calculated by the Issuer and its consolidated subsidiaries (together, the “Company”) (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i) 100% of the principal amount of the 2028 Notes being redeemed; and

(ii)  the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes being redeemed (assuming the 2028 Notes matured on April 12, 2028), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2028 Notes) plus 5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after April 12, 2028, the Issuer may, at its option, redeem the 2028 Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2028 Notes, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2028 Notes shall include such other terms as are set forth in the form of 2028 Notes attached hereto as Exhibit A and in the Indenture. In addition, the global notes for the 2028 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 EY2 / US037833EY27

2.	2030 Notes

Title:	4.200% Notes due 2030

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount.	$1,000,000,000

Original Issue Date:	May 12, 2025

Maturity Date:	May 12, 2030

Interest:	4.200% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2025

Interest Payment Dates:
Interest on the 2030 Notes will be paid semi-annually in arrears on May 12 and November 12, beginning on November 12, 2025, and on the maturity date; provided, that if an Interest Payment Date for the 2030 Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to April 12, 2030, the Issuer may, at its option, redeem the 2030 Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2030 Notes, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i) 100% of the principal amount of the 2030 Notes being redeemed; and

(ii)  the sum of the present values of the remaining scheduled payments of principal and interest on the 2030 Notes being redeemed (assuming the 2030 Notes matured on April 12, 2030), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2030 Notes) plus 5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after April 12, 2030, the Issuer may, at its option, redeem the 2030 Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2030 Notes, at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2030 Notes shall include such other terms as are set forth in the form of 2030 Notes attached hereto as Exhibit B and in the Indenture. In addition, the global notes for the 2030 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 EZ9 / US037833EZ91

3.	2032 Notes

Title:	4.500% Notes due 2032

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount.	$1,000,000,000

Original Issue Date:	May 12, 2025

Maturity Date:	May 12, 2032

Interest:	4.500% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2025

Interest Payment Dates:
Interest on the 2032 Notes will be paid semi-annually in arrears on May 12 and November 12, beginning on November 12, 2025, and on the maturity date; provided, that if an Interest Payment Date for the 2032 Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to March 12, 2032, the Issuer may, at its option, redeem the 2032 Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2032 Notes, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i) 100% of the principal amount of the 2032 Notes being redeemed; and

(ii)  the sum of the present values of the remaining scheduled payments of principal and interest on the 2032 Notes being redeemed (assuming the 2032 Notes matured on March 12, 2032), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2032 Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after March 12, 2032, the Issuer may, at its option, redeem the 2032 Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2032 Notes, at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2032 Notes shall include such other terms as are set forth in the form of 2032 Notes attached hereto as Exhibit C and in the Indenture. In addition, the global notes for the 2032 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FA3 / US037833FA32

4.	2035 Notes

Title:	4.750% Notes due 2035

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount.	$1,000,000,000

Original Issue Date:	May 12, 2025

Maturity Date:	May 12, 2035

Interest:	4.750% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2025

Interest Payment Dates:
Interest on the 2035 Notes will be paid semi-annually in arrears on May 12 and November 12, beginning on November 12, 2025, and on the maturity date; provided, that if an Interest Payment Date for the 2035 Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to February 12, 2035, the Issuer may, at its option, redeem the 2035 Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2035 Notes, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i) 100% of the principal amount of the 2035 Notes being redeemed; and

(ii)  the sum of the present values of the remaining scheduled payments of principal and interest on the 2035 Notes being redeemed (assuming the 2035 Notes matured on February 12, 2035), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2035 Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after February 12, 2035, the Issuer may, at its option, redeem the 2035 Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2035 Notes, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2035 Notes shall include such other terms as are set forth in the form of 2035 Notes attached hereto as Exhibit D and in the Indenture. In addition, the global notes for the 2035 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FB1 / US037833FB15

Subject to the covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to issue additional notes from time to time under each series of notes issued hereby.  Any such additional notes of a series shall have identical terms as the 2028 Notes, the 2030 Notes, the 2032 Notes and the 2035 Notes, as the case may be, issued on the issue date, other than with respect to the date of issuance, the date interest begins to accrue and, in certain circumstances, the first interest payment date (together, the “Additional Notes”); provided that the Additional Notes shall have a separate CUSIP number unless: (i) the Additional Notes are issued within thirteen days of the issuance of the Outstanding Notes of the original series, (ii) the Additional Notes are issued pursuant to a “qualified reopening” of the Outstanding Notes of the original series for U.S. federal income tax purposes or (iii) the Additional Notes are, and the Outstanding Notes of the original series were, issued without original issue discount for U.S. federal income tax purposes. Any Additional Notes will be issued in accordance with Section 301 of the Indenture.

The Officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer.  In such Officer’s opinion, they have made such examination or investigation as is necessary to enable such Officer to express an informed opinion as to whether or not the covenants and conditions precedent of such Indenture relating to the issuance, authentication and delivery of the Notes have been complied with.  In such Officer’s opinion, such covenants and conditions precedent have been complied with.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer of the Issuer has duly executed this certificate as of May 12, 2025.

APPLE INC.

By:	/s/ Mike Shapiro
Name:	Mike Shapiro
Title:	Corporate Treasurer

[Signature Page to Officer’s Certificate Pursuant to the Indenture]

EXHIBIT A

FORM OF NOTE DUE 2028

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
4.000% Note due 2028

No.	CUSIP No.: 037833 EY2
ISIN No.: US037833EY27

$[●]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on May 12, 2028.

Interest Payment Dates: May 12 and November 12, beginning on November 12, 2025 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 28 and October 29 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
Name:	Mike Shapiro
Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
4.000% Note due 2028

1.          Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above.  Cash interest on the Notes will accrue from May 12, 2025 or the most recent Interest Payment Date to which payment has been paid.  Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date.  The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 12, 2025, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.  Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.          Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar.  The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.          Indenture; Defined Terms.

This Note is one of the 4.000% Notes due 2028 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated May 12, 2025, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”).  This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.          Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.  The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.          Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class).  Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.          Redemption.

Prior to April 12, 2028, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer and its consolidated subsidiaries (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)          100% of the principal amount of the Notes being redeemed; and

(ii)          the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on April 12, 2028), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 5 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after April 12, 2028, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means April 12, 2028 (one month prior to the maturity date of the Notes).

 “Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address.  Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice.  The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.  If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the applicable procedures of the Depositary, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.          Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any.  If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes.  Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture.  The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires.  The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.          Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.          Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.          CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.          Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[●].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

FORM OF NOTE DUE 2030

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
4.200% Note due 2030

No.	CUSIP No.: 037833 EZ9
ISIN No.: US037833EZ91

$[●]
APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on May 12, 2030.

Interest Payment Dates: May 12 and November 12, beginning on November 12, 2025 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 28 and October 29 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
Name:	Mike Shapiro
Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
4.200% Note due 2030

1.          Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above.  Cash interest on the Notes will accrue from May 12, 2025 or the most recent Interest Payment Date to which payment has been paid.  Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date.  The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 12, 2025, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.  Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.          Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar.  The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.          Indenture; Defined Terms.

This Note is one of the 4.200% Notes due 2030 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated May 12, 2025, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”).  This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.          Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.  The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.          Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class).  Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.          Redemption.

Prior to April 12, 2030, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer and its consolidated subsidiaries (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)          100% of the principal amount of the Notes being redeemed; and

(ii)          the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on April 12, 2030), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 5 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after April 12, 2030, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means April 12, 2030 (one month prior to the maturity date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address.  Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice.  The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.  If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the applicable procedures of the Depositary, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.          Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any.  If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes.  Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture.  The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires.  The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.          Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.          Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.          CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.          Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[●].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT C

FORM OF NOTE DUE 2032

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
4.500% Note due 2032

No.	CUSIP No.: 037833 FA3
ISIN No.: US037833FA32

$[●]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on May 12, 2032.

Interest Payment Dates: May 12 and November 12, beginning on November 12, 2025 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 28 and October 29 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
Name:	Mike Shapiro
Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
4.500% Note due 2032

1.          Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above.  Cash interest on the Notes will accrue from May 12, 2025 or the most recent Interest Payment Date to which payment has been paid.  Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date.  The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 12, 2025, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.  Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.          Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar.  The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.          Indenture; Defined Terms.

This Note is one of the 4.500% Notes due 2032 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated May 12, 2025, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”).  This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.          Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.  The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.          Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class).  Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.          Redemption.

Prior to March 12, 2032, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer and its consolidated subsidiaries (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)          100% of the principal amount of the Notes being redeemed; and

(ii)          the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on March 12, 2032), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after March 12, 2032, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means March 12, 2032 (two months prior to the maturity date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address.  Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice.  The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.  If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the applicable procedures of the Depositary, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.          Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any.  If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes.  Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture.  The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires.  The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.          Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.          Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.          CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.          Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[●].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT D

FORM OF NOTE DUE 2035

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
4.750% Note due 2035

No.	CUSIP No.: 037833 FB1
ISIN No.: US037833FB15

$[●]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on May 12, 2035.

Interest Payment Dates: May 12 and November 12, beginning on November 12, 2025 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 28 and October 29 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
Name:	Mike Shapiro
Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
4.750% Note due 2035

1.          Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above.  Cash interest on the Notes will accrue from May 12, 2025 or the most recent Interest Payment Date to which payment has been paid. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date.  The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 12, 2025, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.          Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar.  The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.          Indenture; Defined Terms.

This Note is one of the 4.750% Notes due 2035 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated May 12, 2025, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”).  This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.          Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.  The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.          Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class).  Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.          Redemption.

Prior to February 12, 2035, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer and its consolidated subsidiaries (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)          100% of the principal amount of the Notes being redeemed; and

(ii)          the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on February 12, 2035), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after February 12, 2035, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means February 12, 2035 (three months prior to the maturity date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address.  Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice.  The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.  If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the applicable procedures of the Depositary, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.          Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any.  If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes.  Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture.  The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires.  The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.          Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.          Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.          CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.          Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[●].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee